EXHIBIT  10.59


                           TRIMBLE NAVIGATION LIMITED

                             1993 STOCK OPTION PLAN
                            (as amended May 10, 2001)


     1.     Purposes of the Plan.  The purposes of this Stock Option Plan are
            --------------------
to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

            Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

     2.     Definitions.  As used herein, the following definitions shall
            -----------
apply:

            (a)     "Administrator" means the Board or any of its Committees
                     -------------
appointed pursuant to Section 4 of the Plan.

            (b)     "Board" shall mean the Committee, if one has been
                     -----
appointed, or the Board of Directors of the Company, if no Committee is appointed.

            (c)     "Code" shall mean the Internal Revenue Code of 1986, as
                     ----
amended.

            (d)     "Committee"  shall mean the Committee appointed by the
                     ---------
Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

            (e)     "Common Stock" shall mean the Common Stock of the Company.
                     ------------

            (f)     "Company" shall mean Trimble Navigation Limited, a
                     -------
California corporation.

            (g)     "Consultant" shall mean any person who is engaged by the
                     ----------
Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not, provided that the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

            (h)     "Continuous Status as an Employee or Consultant" shall mean
                     ----------------------------------------------
the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company or any Parent or Subsidiary of the Company; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

            (i)     "Employee" shall mean any person, including officers and
                     --------
directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

            (j)     "Exchange Act" means the Securities Exchange Act of 1934,
                     ------------
as amended.

            (k)     "Fair Market Value" means, as of any date, the value of
                     -----------------
Common Stock determined as follows:

                 (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                 (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;
                 (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

            (l)     "Incentive Stock Option" shall mean an Option intended to
                     ----------------------
qualify as an incentive stock option within the meaning of Section 422 of the Code.

            (m)     "Nonstatutory Stock Option" shall mean an Option not
                     -------------------------
intended to qualify as an Incentive Stock Option.

            (n)     "Option" shall mean a stock option granted pursuant to the
                     ------
Plan.

            (o)     "Optioned Stock" shall mean the Common Stock subject to an
                     --------------
Option.

            (p)     "Optionee" shall mean an Employee or Consultant who
                     --------
receives an Option.

            (q)     "Parent" shall mean a "parent corporation", whether now or
                     ------
hereafter existing, as defined in Section 424(e) of the Code.

            (r)     "Plan" shall mean this 1993 Stock Option Plan.
                     ----

            (s)     "Share" shall mean a share of the Common Stock, as adjusted
                     -----
in accordance with Section 11 of the Plan.

            (t)     "Subsidiary" shall mean a "subsidiary corporation", whether
                     ----------
now or hereafter existing, as defined in Section 424(f) of the Code.

     3.     Stock Subject to the Plan.  Subject to the provisions of Section 11
            -------------------------
of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 6,375,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

            If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

     4.     Administration of the Plan.
            --------------------------

            (a)     Procedure.
                    ---------

                    (i)     Multiple Administrative Bodies.  The Plan may be
                            ------------------------------
administered by different Committees with respect to different groups of Employees and Consultants.

                    (ii)    Section 162(m).  To the extent that the
                            --------------
Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                    (iii)   Rule 16b-3.  To the extent desirable to qualify
                            ----------
transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

            (b)     Powers of the Administrator.  Subject to the provisions of
                    ---------------------------
the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                    (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

                    (ii) to select the officers, Consultants and Employees to whom Options may from time to time be granted hereunder;

                    (iii) to determine whether and to what extent Options are granted hereunder;

                    (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

                    (v) to approve forms of agreement for use under the Plan;

                    (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                    (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

                    (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

                    (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

            (c)     Effect of Administrator's Decision.  All decisions,
                    ----------------------------------
determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

            (d)     Grant Limits.  The following limitations shall apply to
                    ------------
grants of Options under the Plan:

                    (i) No employee shall be granted, in any fiscal year of the Company, Options under the Plan to purchase more than 150,000 Shares, provided that the Company may make an additional one-time grant of up to 250,000 Shares to newly hired Employees.

                    (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11.

                    (iii) If an Option is cancelled (other than in connection with a transaction described in Section 11), the cancelled Option shall be counted against the limits set forth in Section 4(d)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     5.     Eligibility.
            -----------

          (a) Nonstatutory Stock Options may be granted only to Employees, Directors, and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director, or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

          (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

     6.     Term of Plan.  The Plan shall become effective upon the earlier to
            ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 14 of the Plan.

     7.     Term of Option.  The term of each Option shall be ten (10) years
            --------------
from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.     Exercise Price and Consideration.
            --------------------------------

            (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                    (i)     In the case of an Incentive Stock Option

                            (A)     granted to an Employee who, at the time of
the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                            (B)     granted to any Employee, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                    (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                    (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

            (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price,
(7) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement,
(8) any combination of the foregoing methods of payment, (9) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.     Exercise of Option.
            ------------------

            (a)     Procedure for Exercise; Rights as a Shareholder.  Any
                    -----------------------------------------------
Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                    An Option may not be exercised for a fraction of a Share.

                    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                    Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b)     Termination of Status as an Employee or Consultant.  In the
                    --------------------------------------------------
event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Board) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

            (c)     Disability of Optionee.  Notwithstanding the provisions of
                    ----------------------
Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

            (d)     Death of Optionee.  In the event of the death of an
                    -----------------
Optionee:
                    (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant twelve (12) months after the date of death, subject to the limitation set forth in Section 5(b); or

                    (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

            (e)     Buyout Provisions.  The Administrator may at any time offer
                    -----------------
to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.     Non-Transferability of Options.  Options may not be sold, pledged,
             ------------------------------
assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 10.

     11.     Adjustments Upon Changes in Capitalization or Merger.  Subject to
             ----------------------------------------------------
any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

             In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the even the successor corporation does not agree to assume the option or the substitute and equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to vest in and exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be vested or exercisable. If the Board makes an Option fully vested and exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. If, in such a merger, the Option is assumed or an equivalent option is substituted by such successor corporation or a parent or subsidiary of such successor corporation, and if during a one-year period after the effective date of such merger, the Optionee's Continuous Status as an Employee or Consultant is terminated for any reason other than the Optionee's voluntary termination of such relationship, then the Optionee shall have the right within thirty days thereafter to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not be otherwise exercisable, effective as of the date of such termination.

     12.     Stock Withholding to Satisfy Withholding Tax Obligations.  At the
             --------------------------------------------------------
discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.

     13.     Time of Granting Options.  The date of grant of an Option shall,
             ------------------------
for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     14.     Amendment and Termination of the Plan.
             -------------------------------------

            (a)     Amendment and Termination.  The Board may at any time
                    -------------------------
amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

            (b)     Effect of Amendment or Termination.  Any such amendment or
                    ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     15.     Conditions Upon Issuance of Shares.  Shares shall not be issued
             ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such

Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     16.     Reservation of Shares.  The Company, during the term of this Plan,
             ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

             The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17.     Option Agreement.  Options shall be evidenced by written option
             ----------------
agreements in such form as the Board shall approve.

     18.     Shareholder Approval.  Continuance of the Plan shall be subject to
             --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.